                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A
                           AMENDMENT NO. 1 TO FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) September 27, 1999
                                                 ------------------

                                   Net 1 L.P.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

            Delaware                         33-16973                          13-3421566
--------------------------------     ------------------------     --------------------------------
(State or other jurisdiction of)     (Commission File Number)     (IRS Employer Identification No.)


c/o Lexington Corporate Properties Trust
        355 Lexington Avenue
      New York, New York                                                          10017
----------------------------------------                           -------------------------------
(Address of principal Executive offices)                                        (Zip code)


Registrant's telephone number, including area code                            (212) 692-7200
                                                                   -------------------------------


                                       N/A
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

The Partnership's previous report on Form 8-K, dated September 27, 1999, provided specific information related to the acquisition of two properties, the San Diego and Phoenix Properties, which were acquired on September 27, 1999 and September 29, 1999, respectively. This report is filed for the purpose of providing certain historical financial information for the Phoenix Property.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

  (a) Financial Statements

      Bull HN is a subsidiary of publicly traded Bull, headquartered in Paris, France and traded on the Paris Stock Exchange. Bull files consolidated financial statements and as of June 30, 1999 reported total consolidated asset, liabilities and stockholders' equity of approximately (in French francs) 17,527 million, 13,814 million and 3,713 million, respectively. For the six months ended June 30, 1999, Bull reported total consolidated revenues and net loss of approximately (in French francs) 11,873 million, and 85 million, respectively.

      Independent Auditors' Report.

      Historical Summary of Revenue and Certain Operating Expenses for the Nine Months Ended September 30, 1999 (unaudited) and the Years Ended December 31, 1998, 1997 and 1996 of the Phoenix Property.

      Notes to Historical Summary of Revenue and Certain Operating Expenses for the Nine Months Ended September 30, 1999 (unaudited) and the Years Ended December 31, 1998, 1997 and 1996 of the Phoenix Property.

  (b) Pro Forma Financial Information

      Previously filed.

  (c) Exhibits

      None.

                          INDEPENDENT AUDITORS' REPORT

The Partners
Net 1 L.P.:

We have audited the accompanying Historical Summary of Revenue and Certain Operating Expenses of the Phoenix Property, as defined in the accompanying Note 1, for the years ended December 31, 1998, 1997 and 1996. This historical summary is the responsibility of the management of Net 1 L.P. Our responsibility is to express an opinion on the historical summary based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the historical summary is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the historical summary. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the historical summary. We believe that our audits provide a reasonable basis for our opinion.

The accompanying Historical Summary of Revenue and Certain Operating Expenses of the Phoenix Property has been prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission as described in
Note 2, and is not intended to be a complete presentation of the revenue and expenses of the Phoenix Property.

In our opinion, the historical summary referred to above presents fairly, in all material respects, the revenue and certain operating expenses, as described in
Note 2, of the Phoenix Property for the years ended December 31, 1998, 1997 and 1996, in conformity with generally accepted accounting principles.


/s/ KPMG LLP

New York, New York
January 13, 2000

                     NET 1 L.P. AND CONSOLIDATED PARTNERHIPS

  HISTORICAL SUMMARY OF REVENUE AND CERTAIN OPERATING EXPENSES OF THE PHOENIX
                                    PROPERTY

                For the Nine Months Ended September 30, 1999 (unaudited) and
              For the Years Ended December 31, 1998, 1997 and 1996
                                 (In thousands)

                                               September 30,1999                December 31,
                                                  (unaudited)           1998        1997        1996
                                               -----------------        ----        ----        ----
Rental revenue                                     $   767             $1,023      $1,023      $1,023
Certain operating expenses:
      Interest expense                                 343                469         481         492
                                                       ---                ---         ---         ---
Excess of revenues over certain
      operating expenses                           $   424             $  554      $  542      $  531
                                                       ===                ===         ===         ===

     The accompanying notes are an integral part of this historical summary.

                    NET 1 L.P. AND CONSOLIDATED PARTNERSHIPS

  Notes to Historical Summary of Revenues and Certain Operating Expenses of the
                                Phoenix Property

1.   Property

     On September 28, 1999, the Partnership acquired a property located in Phoenix, Arizona (the "Phoenix Property") for approximately $11.4 million. The Phoenix Property consists of a two-story 137,058 square foot office and research building situated on 13.392 acres of land. The Phoenix Property is leased to Bull HN Information Systems, Inc., a Delaware Corporation ("Bull HN"), under the terms of a net lease.

     The base rent is paid annually in advance. Bull HN receives a discount equal to 3.5% of the base rent for its prompt and timely payment. The current annual rent payable, including the discount is approximately $970,000 and the average annual rent is approximately $1.05 million. The lease expires on October 10, 2005. The lease does not provide for any renewal options.

     The Phoenix Property was purchased by Net 1 L.P. through a cash payment of approximately $4.8 million, the issuance of a $1.2 million unsecured note and the assumption of a $5.6 million, 8.12% mortgage note. The mortgage note matures on October 10, 2005 with a balloon payment of approximately $4.2 million. The $1.2 million unsecured note has a term of 6 years with interest accruing at 8% per annum, due and payable on September 30, 2005. The Phoenix Property was purchased from Lexington Corporate Properties Trust, whose chairman is an officer of the General Partner.

2.   Basis of Presentation

     The Historical Summary has been prepared on the accrual method of accounting. In accordance with the regulations of the Securities and Exchange Commission, depreciation and general and administrative expenses have been excluded from certain operating expenses, as such costs are dependent upon a particular owner, purchase price or other financial agreement.

3.   Revenue Recognition

     Minimum revenues from rental property are recognized on a straight-line basis over the terms of the related lease.

     The minimum future rental payments receivable under the terms of the non-cancelable operating lease are as follows (in $000's):

           Year Ending December 31,                          Amount
           ------------------------                       ----------
                     1999                                 $     972
                     2000                                       984
                     2001                                     1,025
                     2002                                     1,051
                     2003                                     1,078
                  Thereafter                                  1,948
                                                              -----
                                                          $   7,058
                                                              =====

4.   Mortgage Note

     The principal payments for the five years ended December 31, are as follows (in $000's):

           Year Ending December 31,                         Amount
           ------------------------                       -----------
               1999 (remainder)                           $      43
                     2000                                       179
                     2001                                       194
                     2002                                       211
                     2003                                       228
                     2004                                       248

                                    SIGNATURE

Pursuant to the requirements of the securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                             Net 1 L.P.

                                             By: Lepercq Net 1 L.P.
                                                 its general partner

                                             By: Lepercq Net 1 Inc.
                                                 its general partner

Date: January 14, 2000                       By: /s/ E. Robert Roskind
      ----------------                           ---------------------
                                                 E. Robert Roskind
                                                 President